Supplement dated October 14, 2008,

supplementing the Statement of Additional Information,

dated May 1, 2008,

as may be revised or supplemented from time to time

of Hansberger International Series

401 East Las Olas Boulevard

Suite 1700

Fort Lauderdale, Florida 33301

Telephone No. 954-522-5150

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectus and SAI.

Effective immediately, the fourth paragraph within the section “Portfolio Holdings” is amended to include the following:

Subject to the policies adopted by the Funds’ Board of Trustees for the disclosure of portfolio holdings information for non-investment purposes, Ernst & Young, LLP receives holdings information (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Funds’ federal income and excise tax returns.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE